Exhibit 10.12
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH NOT MATERIAL AND CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 1 TO DIRECT FUNDING AGREEMENT
This AMENDMENT NO. 1 TO DIRECT FUNDING AGREEMENT dated as of January 17, 2025 (this “Amendment”), by and between (a) MICRON NEW YORK SEMICONDUCTOR MANUFACUTRING LLC, a Delaware limited liability company as the recipient (the “Recipient”); and (b) the UNITED STATES DEPARTMENT OF COMMERCE (the “Department” and together with the Recipient, the “Parties” and each a “Party”), an agency of the United States of America, acting by and through the Secretary of Commerce (or appropriate authorized representative thereof).
RECITALS
WHEREAS, the Recipient has entered into that certain Direct Funding Agreement dated as of December 9, 2024 (and as amended, restated, supplemented or modified and in effect from time to time, the “Agreement”), by and among the Recipient and the Department, setting forth, among other things, certain terms and conditions associated with the Award (as defined therein);
WHEREAS, the Recipient determined that it intends to utilize equipment in the Project that is manufactured by [***] and would constitute Prohibited Equipment;
WHEREAS, the Recipient desires to (a) obtain consent from the Department in respect of any Potential Event of Default or Event of Default that may arise as a result of the future installation of the [***], and (b) amend the Agreement in order to permit the Recipient to use the [***];
WHEREAS, the Department determined that there is no available market alternative to the [***] in quantities or of satisfactory quality to support the Project that presents a reasonable substitute for the [***];
WHEREAS, on the terms and conditions set forth herein the Department is willing to consent to the use and installation of the [***] in the Project;
WHEREAS, the Parties agree to amend the Agreement on the terms set out herein; and
Whereas, pursuant to Section 10.5 (Waiver and Amendment) of the Agreement, neither the Agreement nor any provision therein may be amended, waived, discharged, or terminated unless such amendment, waiver, discharge, or termination is in writing and executed by the Recipient and the Department.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Article 1

DEFINITIONS; RULES OF INTERPRETATION
Section 1.1.Defined Terms.
NY PROJECT
AWARD ID NO.

Except as otherwise expressly provided herein, the Parties agree that capitalized terms used in this Amendment (including such terms used in the preamble and recitals above) shall have the meanings given to them (directly or by reference) in the Agreement.
Section 1.2.Rules of Interpretation. The rules of interpretation set forth in Annex B (Rules of Interpretation) of the Agreement shall apply to this Amendment as if set forth herein.

Article 2

AMENDMENTS TO AGREEMENT
Section 2.1.Amendment to Section 2.1.2 of Annex D (Program Requirements). Section 2.1.2 of Annex D (Program Requirements) is hereby amended and restated in its entirety as follows:
“Absent a consent or waiver from the Department and subject to any exceptions set forth on Schedule I (Excepted Equipment) of this Agreement (as it may be amended from time to time in accordance with the terms hereof), each ~~Each~~ Recipient shall not knowingly use or install in any Project completed, fully assembled Prohibited Equipment.”

Section 2.2.Amendment to add Schedule I to the Agreement. The Agreement is hereby amended by adding Schedule I (Excepted Equipment), attached hereto as Annex A of this First Waiver.
Article 3

AMENDMENT EFFECTIVE DATE
Section 3.1.This Amendment shall become effective only upon the date on which each of the following conditions precedent have been satisfied or waived by the Department (the “Amendment No. 1 Effective Date”), each of which shall be in form and substance and otherwise satisfactory to The Department:
(a)each of the Parties shall have executed this Amendment and delivered its executed counterpart to this Amendment to each other Party;
(b)the representations and warranties set forth in Article 5 hereto are true and correct; and
(c)after giving effect to the waiver set forth in Article 2 hereto, no Potential Event of Default or Event of Default shall have occurred and be continuing.
Article 4

REPRESENTATIONS AND WARRANTIES
Section 4.1.The Recipient hereby represents and warrants as of the date hereof and as of the Amendment No. 1 Effective Date that:
(a)the Recipient (a) is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) is duly qualified to do business in the State of New York and in each other jurisdiction where the failure to so qualify could reasonably be expected to have a Material Adverse Effect; and (c) has all requisite power and authority to execute, deliver, perform and observe the terms and conditions under this Amendment;

(b)the Recipient has duly authorized, executed and delivered this Amendment, and neither its execution and delivery thereof nor its consummation of the transactions contemplated hereby or thereby nor its compliance with the terms of this this Amendment or thereof does or will (i) contravene its Organizational Documents or any Applicable Laws in any material respects; (ii) contravene or result in any breach or constitute any default under any material Governmental Judgment; (iii) contravene or result in any breach or constitute any default under, or result in or require the creation of any Lien upon any of its material Properties under any material agreement or instrument to which it is a party or by which it or any of its Properties may be bound, except for any Permitted Liens; or (iv) require the consent or approval of any Person other than the Required Approvals and any other consents or approvals that have been obtained and are in full force and effect; and
(c)all representations and warranties of the Recipient provided in Article 6 (Representations and Warranties) of the Agreement are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or a similar qualifier, in which case it shall be true and correct in all respects) as of the date the representation and warranty is made (or deemed made), except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty shall be true and correct as of such date or time).
Article 5

MISCELLANEOUS
Section 5.1.Entire Agreement.
This Amendment, including any agreement, document, or instrument attached to this Amendment or referred to herein, integrates all the terms and conditions mentioned herein or incidental to this Amendment and supersedes all prior drafts, discussions, term sheets, commitments, negotiations, agreements, and understandings, oral or written, of the Parties in respect to the subject matter of this Amendment.
Section 5.2.Incorporated Provisions. The provisions set forth in Sections 10.5 (Waiver and Amendment), 10.7 (Governing Law), 10.8 (Severability), 10.10 (Waiver of Jury Trial), 10.11 (Consent to Jurisdiction), 10.13 (Successors and Assigns) and 10.18 (Counterparts; Electronic Signatures) of the Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, as if set out in full herein.
Section 5.3.Reference to and Effect on the Agreement
5.3.1This Amendment is hereby designated an Award Document for all purposes of the Agreement.
5.3.2On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import, and each reference in the other Award Documents to “the Agreement,” “thereunder,” “thereof,” “therein,” “thereby” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.
5.3.3Except as specifically amended above, each of the Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect and is hereby ratified and confirmed. Nothing contained in this Amendment shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or obligations of any Person arising before the date of this Amendment.
5.3.4The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, constitute an amendment of any action or transaction, operate as a waiver or modification of any right, power or remedy of any party to the Agreement or any other Financing

Document, or constitute a waiver or modification of any provision of the Agreement or any other Financing Document. The willingness of the Department to grant the waiver and amendments herein does not establish a course of dealing or course of conduct or otherwise obligate the Department to agree to any request for waiver of, or consent to, similar or different provisions under the Agreement or any other Financing Document, as the case may be, in the future.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective officers or representatives hereunto duly authorized as of the date first written above.
MICRON NEW YORK SEMICONDUCTOR MANFUACTURING LLC,
as Recipient

/s/ Scott Gatzemeier
Name: Scott Gatzemeier
Title: President

NY Project - Signature Page to Amendment to Direct Funding Agreement

UNITED STATES DEPARTMENT OF COMMERCE, an agency of the Federal Government of the United States of America

/s/ Lynelle McKay
Name: Lynelle McKay
Title: CPO Director